UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Utilities HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-15963                             13-5674085
    (State or other jurisdiction of             Commission File Number          (I.R.S. Employer Identification No.)
            incorporation)

                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c)      Exhibits

                     99.1 Utilities HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  November 13, 2006             By:      /s/ Satyanarayan R. Chada
                                              Name:    Satyanarayan R. Chada
                                              Title:   Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1)   Utilities HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                EXHIBIT 99.1
(To Prospectus dated February 17, 2006)              REGISTRATION NO. 333-36490


                               [GRAPHIC OMITTED]







                        1,000,000,000 Depositary Receipts
                           Utilities HOLDRS (SM) Trust


         This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Utilities HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Utilities HOLDERS" section of the base prospectus shall be replaced with the following:

                                                                                                    Primary
                                                                                    Share           Trading
                              Name of Company                         Ticker        Amounts         Market
           --------------------------------------------------  ----------------  --------------  -------------
           American Electric Power Company, Inc.                       AEP            14            NYSE
           Centerpoint Energy, Inc.                                    CNP            13            NYSE
           Consolidated Edison, Inc.                                    ED             9            NYSE
           Dominion Resources, Inc.                                     D             11            NYSE
           Duke Energy Corporation (New Holding Company)               DUK            30            NYSE
           Dynegy, Inc.                                                DYN            12            NYSE
           Edison International                                        EIX            15            NYSE
           El Paso Corporation                                          EP            10            NYSE
           Entergy Corporation                                         ETR            10            NYSE
           Exelon Corporation                                          EXC            30            NYSE
           FirstEnergy Corporation                                      FE            10            NYSE
           FPL Group, Inc.                                             FPL            16            NYSE
           PG&E Corporation                                            PCG            17            NYSE
           Progress Energy, Inc.                                       PGN             7            NYSE
           Public Service Enterprise Group Incorporated                PEG            10            NYSE
           Reliant Energy, Inc.                                        RRI         10.251839        NYSE
           The Southern Company                                         SO            29            NYSE
           Texas Utilities Company                                     TXU            24            NYSE
           The Williams Companies, Inc.                                WMB            20            NYSE

         ___________________

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2006.